SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) April 28, 2004


                                 HUB GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             0-27754                               36-4007085
     (Commission File Number)          (I.R.S. Employer Identification No.)


                        3050 HIGHLAND PARKWAY, SUITE 100
                          DOWNERS GROVE, ILLINOIS 60515
          (Address Of Principal Executive Offices, including Zip Code)


                                 (630) 271-3600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12 "Results of Operations and Financial Condition."

On April 28, 2004, Hub Group, Inc. issued a press release announcing its first quarter 2004 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.  REGULATION FD DISCLOSURE

The balance sheets and statements of cash flows are being presented for purposes of complying with Regulation FD and are attached hereto as exhibits 99.2 and 99.3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUB GROUP, INC.

Dated:  April 28, 2004                /S/ THOMAS M. WHITE
                                      -----------------------------------------
                                      By: Thomas M. White
                                      Its: Senior Vice President-
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
   99.1          Press release issued on April 28, 2004 announcing operating results for Hub Group, Inc. for the first quarter 2004.

   99.2 Unaudited condensed consolidated balance sheets for the period ending December 31, 2003 and March 31, 2004.

   99.3 Unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2003 and 2004.